Notes to the fund's portfolio

Putnam Sustainable Future Fund
The fund's portfolio
7/31/24 (Unaudited)

COMMON STOCKS (96.7%)(a)
	Shares	Value
Beverages (0.6%)
Vita Coco Co., Inc. (The)(NON)	101,900	$2,633,096

		2,633,096
Biotechnology (6.2%)
Argenx SE ADR (Netherlands)(NON)	4,600	2,373,002
Ascendis Pharma A/S ADR (Denmark)(NON)	14,500	1,935,750
BioMarin Pharmaceutical, Inc.(NON)	38,100	3,212,973
Compass Pathways PLC ADR (United Kingdom)(NON)	162,900	1,242,927
Exact Sciences Corp.(NON)	110,100	5,029,368
Regeneron Pharmaceuticals, Inc.(NON)	7,600	8,201,844
Rocket Pharmaceuticals, Inc.(NON)	67,425	1,631,685
Twist Bioscience Corp.(NON)	39,725	2,217,052

		25,844,601
Capital markets (3.5%)
KKR & Co., Inc.	20,400	2,518,380
MSCI, Inc.	13,200	7,138,032
TPG, Inc.	93,400	4,762,466

		14,418,878
Chemicals (2.2%)
Ecolab, Inc.	12,600	2,906,694
Novozymes A/S Class B (Denmark)	99,720	6,348,737

		9,255,431
Commercial services and supplies (3.2%)
Casella Waste Systems, Inc. Class A(NON)	85,700	8,875,092
Cintas Corp.	6,100	4,660,034

		13,535,126
Construction and engineering (1.5%)
Quanta Services, Inc.	23,500	6,236,430

		6,236,430
Construction materials (1.1%)
Summit Materials, Inc. Class A(NON)	104,400	4,361,832

		4,361,832
Consumer finance (1.4%)
Capital One Financial Corp.	37,500	5,677,500

		5,677,500
Consumer staples distribution and retail (1.8%)
Sprouts Farmers Market, Inc.(NON)	73,300	7,321,937

		7,321,937
Containers and packaging (1.3%)
Graphic Packaging Holding Co.	181,900	5,475,190

		5,475,190
Electric utilities (3.1%)
Constellation Energy Corp.	33,700	6,396,260
NextEra Energy, Inc.	87,600	6,691,764

		13,088,024
Electrical equipment (3.3%)
Nextracker, Inc. Class A(NON)	39,900	1,960,686
Regal Rexnord Corp.	32,000	5,141,760
Vertiv Holdings Co. Class A	86,400	6,799,680

		13,902,126
Electronic equipment, instruments, and components (1.8%)
Trimble Inc.(NON)	70,000	3,817,800
Zebra Technologies Corp. Class A(NON)	10,300	3,617,257

		7,435,057
Financial services (3.4%)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(R)	209,200	6,855,484
Mastercard, Inc. Class A	16,100	7,465,731

		14,321,215
Food products (1.9%)
Campbell Soup Co.	54,732	2,564,742
Darling Ingredients, Inc.(NON)	137,200	5,450,956

		8,015,698
Ground transportation (0.8%)
Uber Technologies, Inc.(NON)	53,500	3,449,145

		3,449,145
Health care equipment and supplies (8.0%)
Dexcom, Inc.(NON)	43,800	2,970,516
Haemonetics Corp.(NON)	51,300	4,619,565
IDEXX Laboratories, Inc.(NON)	18,600	8,855,832
Intuitive Surgical, Inc.(NON)	17,100	7,602,831
Penumbra, Inc.(NON)	23,600	3,943,324
ResMed, Inc.	24,700	5,267,275

		33,259,343
Health care providers and services (1.1%)
HealthEquity, Inc.(NON)	56,850	4,461,588

		4,461,588
Hotels, restaurants, and leisure (4.4%)
CAVA Group, Inc.(NON)	33,900	2,855,058
Chipotle Mexican Grill, Inc.(NON)	83,600	4,541,152
First Watch Restaurant Group, Inc.(NON)	297,898	4,846,800
Vail Resorts, Inc.	33,100	6,024,531

		18,267,541
Interactive media and services (1.5%)
Pinterest, Inc. Class A(NON)	195,500	6,246,225

		6,246,225
IT Services (2.1%)
Gartner, Inc.(NON)	17,200	8,620,468

		8,620,468
Life sciences tools and services (6.9%)
Danaher Corp.	30,000	8,312,400
ICON PLC (Ireland)(NON)	22,300	7,324,212
Mettler-Toledo International, Inc.(NON)	3,000	4,563,090
Thermo Fisher Scientific, Inc.	13,900	8,525,426

		28,725,128
Machinery (3.7%)
Federal Signal Corp.	83,000	8,297,510
Xylem, Inc./NY	53,100	7,088,850

		15,386,360
Pharmaceuticals (1.1%)
Zoetis, Inc.	25,500	4,591,020

		4,591,020
Professional services (1.5%)
Planet Labs PBC(NON)	997,900	2,534,666
Verra Mobility Corp.(NON)	117,700	3,546,301

		6,080,967
Semiconductors and semiconductor equipment (5.1%)
Analog Devices, Inc.	16,200	3,748,356
Applied Materials, Inc.	33,800	7,172,360
ASML Holding NV (NY Reg Shares) (Netherlands)	7,100	6,650,570
First Solar, Inc.(NON)	14,500	3,131,855
NVIDIA Corp.	5,800	678,716

		21,381,857
Software (15.5%)
Adobe, Inc.(NON)	10,700	5,902,655
Altair Engineering, Inc. Class A(NON)	43,300	3,825,988
Cadence Design Systems, Inc.(NON)	21,300	5,701,158
Datadog, Inc. Class A(NON)	64,800	7,545,312
Elastic NV(NON)	40,900	4,485,503
Fair Isaac Corp.(NON)	5,000	8,000,000
HubSpot, Inc.(NON)	10,100	5,020,003
Roper Technologies, Inc.	17,600	9,587,600
ServiceNow, Inc.(NON)	7,100	5,782,169
Synopsys, Inc.(NON)	7,700	4,299,064
Vertex, Inc. Class A(NON)	112,263	4,451,228

		64,600,680
Specialized REITs (0.8%)
Weyerhaeuser Co.(R)	108,100	3,433,256

		3,433,256
Specialty retail (1.4%)
Aritzia, Inc. (Canada)(NON)	183,200	6,013,562

		6,013,562
Technology hardware, storage, and peripherals (1.0%)
Seagate Technology Holdings PLC	41,600	4,250,272

		4,250,272
Textiles, apparel, and luxury goods (3.4%)
Levi Strauss & Co. Class A	200,500	3,675,165
Lululemon Athletica, Inc. (Canada)(NON)	22,245	5,753,892
On Holding AG Class A (Switzerland)(NON)	115,200	4,771,584

		14,200,641
Trading companies and distributors (2.1%)
Core & Main, Inc. Class A(NON)	86,500	4,625,155
United Rentals, Inc.	5,500	4,164,049

		8,789,204

Total common stocks (cost $300,664,848)		$403,279,398

SHORT-TERM INVESTMENTS (3.5%)(a)
		Principal amount/shares	Value
Putnam Short Term Investment Fund Class P 5.47%(AFF)	Shares	14,496,379	$14,496,379
U.S. Treasury Bills 5.270%, 11/19/24		$200,000	196,885

Total short-term investments (cost $14,693,253)			$14,693,264
TOTAL INVESTMENTS

Total investments (cost $315,358,101)			$417,972,662

	FORWARD CURRENCY CONTRACTS at 7/31/24 (aggregate face value $60,643,872) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		Danish Krone	Sell	9/18/24	$1,145,598	$1,154,930	$9,332
		Euro	Sell	9/18/24	4,283,296	4,319,703	36,407
		Swedish Krona	Buy	9/18/24	1,102,708	1,131,675	(28,967)
	Barclays Bank PLC
		Euro	Sell	9/18/24	2,099,836	2,117,821	17,985
	Citibank, N.A.
		Canadian Dollar	Sell	10/16/24	2,612,415	2,631,710	19,295
		Euro	Buy	9/18/24	1,092,652	1,091,300	1,352
	Goldman Sachs International
		Brazilian Real	Buy	10/2/24	6,541,030	6,633,280	(92,250)
	HSBC Bank USA, National Association
		Canadian Dollar	Sell	10/16/24	1,068,514	1,078,365	9,851
		Danish Krone	Sell	9/18/24	1,908,995	1,924,696	15,701
		Euro	Sell	9/18/24	4,651,201	4,663,591	12,390
		Swedish Krona	Buy	9/18/24	1,095,173	1,123,948	(28,775)
	JPMorgan Chase Bank N.A.
		Euro	Sell	9/18/24	2,861,460	2,885,742	24,282
	Morgan Stanley & Co. International PLC
		British Pound	Sell	9/18/24	499,647	496,086	(3,561)
		Canadian Dollar	Sell	10/16/24	2,884,697	2,911,040	26,343
		Danish Krone	Sell	9/18/24	2,211,957	2,229,955	17,998
		Euro	Sell	9/18/24	1,599,932	1,614,358	14,426
		Swedish Krona	Buy	9/18/24	1,519,790	1,560,021	(40,231)
		Swiss Franc	Sell	9/18/24	4,043,591	3,995,477	(48,114)
	NatWest Markets PLC
		Danish Krone	Sell	9/18/24	2,360,879	2,380,163	19,284
		Euro	Sell	9/18/24	3,040,206	3,006,596	(33,610)
	State Street Bank and Trust Co.
		British Pound	Sell	9/18/24	80,124	79,574	(550)
		Canadian Dollar	Sell	10/16/24	3,690,583	3,724,217	33,634
		Swedish Krona	Sell	9/18/24	3,739,649	3,742,030	2,381
	UBS AG
		Euro	Buy	9/18/24	1,701,561	1,712,204	(10,643)
	WestPac Banking Corp.
		Canadian Dollar	Sell	10/16/24	1,464,924	1,479,145	14,221
		Swiss Franc	Sell	9/18/24	969,438	956,245	(13,193)

	Unrealized appreciation						274,882

	Unrealized (depreciation)						(299,894)

	Total						$(25,012)
*	The exchange currency for all contracts listed is the United States Dollar.

Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 1, 2024 through July 31, 2024 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's investment manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $417,250,436.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 4/30/24	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 7/31/24
Short-term investments
	Putnam Short Term Investment Fund Class P*	$12,448,057	$26,845,872	$24,797,550	$151,929	$14,496,379

	Total Short-term investments	$12,448,057	$26,845,872	$24,797,550	$151,929	$14,496,379
* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(R)	Real Estate Investment Trust.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees (Trustees). The Trustees have formed a Pricing Committee to oversee the implementation of these procedures. Under compliance policies and procedures approved by the Trustees, the Trustees have designated the fund’s investment manager as the valuation designee and has responsibility for oversight of valuation. The investment manager is assisted by the fund’s administrator in performing this responsibility, including leading the cross-functional Valuation Committee (VC). The VC is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Trustees.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at the average of the last reported bid and ask prices, the“mid price”, and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that the fund's investment manager does not believe accurately reflects the security's fair value, the security will be valued at fair value by the fund's investment manager, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used for hedging foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $150,358 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$6,246,225	$—	$—
Consumer discretionary	38,481,744	—	—
Consumer staples	17,970,731	—	—
Financials	34,417,593	—	—
Health care	96,881,680	—	—
Industrials	67,379,358	—	—
Information technology	106,288,334	—	—
Materials	19,092,453	—	—
Real estate	3,433,256	—	—
Utilities	13,088,024	—	—

Total common stocks	403,279,398	—	—
Short-term investments	—	14,693,264	—

Totals by level	$403,279,398	$14,693,264	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(25,012)	$—

Totals by level	$—	$(25,012)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$58,700,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnam.com